UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2014

ELECTRO SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-12853	93-0370304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13900 NW Science Park Drive, Portland, Oregon		97229
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (503) 641-4141
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 21, 2014, subsequent to the Company’s 2014 Annual Meeting, the Board of Directors of Electro Scientific Industries, Inc. appointed Richard Wills to the Board of Directors. Mr. Wills was not a director nominee at the Company’s 2014 Annual Meeting because he agreed to join the Board of Directors after the time the proxy statement for the Annual Meeting had been completed. Mr. Wills has been named to the Nominating and Governance Committee and Compensation Committee.
Mr. Wills was awarded 27,300 restricted stock units under the Company’s 2004 Stock Incentive Plan, which vest one-fourth annually on the first four anniversaries of the date of grant. He has also entered into an indemnification agreement with the Company in the same form as those previously entered by the Company’s other directors.
On August 21, 2014 the Company’s shareholders approved an amendment to the Company’s 1990 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder from 3,400,000 stocks to 4,400,000 shares. The 1990 Employee Stock Purchase Plan as amended is filed as Exhibit 10.1 hereto.
In addition, on August 21, 2014 the Company’s 2004 Stock Incentive Plan was amended to reduce the number of shares reserved for issuance thereunder by 1,000,000 shares. As described in the Company’s proxy statement for its Annual Meeting, the Board of Directors approved an amendment to the Company’s 2004 Stock Incentive Plan to reduce the number of shares reserved for issuance thereunder by 1,000,000 shares, contingent upon shareholder approve of the amendment to the Company’s 1990 Employee Stock Purchase Plan described above. The 2004 Stock Incentive Plan as amended is filed as Exhibit 10.2 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2014 Annual Meeting of Shareholders of the Company was held pursuant to notice at 2:30 p.m. Pacific Daylight Time on August 21, 2014 at the Company’s offices in Portland, Oregon to consider and vote upon:

Proposal 1	To elect the two directors named in the proxy statement for a term of three years. Barry L. Harmon and Edward C. Grady are nominees for election for three year terms.

Proposal 2	To approve an amendment to ESI’s 1990 Employee Stock Purchase Plan to increase the shares reserved for issuance thereunder by 1,000,000 shares.

Proposal 3	To ratify the appointment of KPMG LLP as ESI’s independent registered public accounting firm for the fiscal year ending March 28, 2015.

Proposal 4	To approve, on an advisory basis, the compensation of our named executive officers.
The final results of the voting on these proposals were as follows:
Proposal 1

Election of Director	For	Withheld	Broker Non-Votes
Barry L. Harmon	24,512,641	650,945	3,743,417
Edward C. Grady	24,504,499	659,087	3,743,417

Proposal 2

For	Against	Abstain	Broker Non-Votes
25,000,768	55,741	107,077	3,743,417

Proposal 3

For	Against	Abstain	Broker Non-Votes
28,574,766	283,634	48,603	—

Proposal 4

For	Against	Abstain	Broker Non-Votes
24,521,219	375,765	266,602	3,743,417

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit 10.1	1990 Employee Stock Purchase Plan

Exhibit 10.2	2004 Stock Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 21, 2014

Electro Scientific Industries, Inc.

By:	/s/ Paul Oldham
Name:	Paul Oldham
Title:	Vice President of Administration, Chief Financial Officer and Corporate Secretary